UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 15, 2017

PACIFIC ETHANOL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21467	41-2170618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Capitol Mall, Suite 2060
Sacramento, California	95814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(916) 403-2123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Credit Agreement

On September 15, 2017, Pacific Ethanol, Inc.’s subsidiary, Illinois Corn Processing, LLC (“ICP”), Compeer Financial, PCA (“Lender”), and CoBank, ACB (“Agent”) entered into a Credit Agreement dated September 15, 2017 (“Credit Agreement”).

Pursuant to the Credit Agreement, the Lender agreed to extend to ICP a term loan in the amount of $24,000,000 and a revolving loan in an amount of up to $18,000,000.

Interest on the unpaid principal amounts of the loans is payable monthly and accrues, at ICP’s election, at either the LIBOR Index Option or the Quoted Rate Option. Interest accrues under the LIBOR Index Option at a rate equal to the rate in the applicable loan note plus the higher of (i) 0.000%, or (ii) the rate reported at 11:00 a.m. London time for the offering of one-month U.S. dollar deposits by Bloomberg Information Services (“LIBOR Index Rate”). Interest accrues under the Quoted Rate Option at a rate equal to a fixed rate per annum quoted to ICP by the Agent (“Quoted Rate”). ICP has not received a Quoted Rate and has elected the LIBOR Index Option. In the event of default the applicable rate will increase by an additional 4% per annum.

The Credit Agreement also contains numerous customary representations and warranties, affirmative and negative covenants, including limitations on ICP’s right to make or pay dividends, and events of default and applicable remedies.

The description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, which is filed as Exhibit 10.1 to this report and is incorporated herein by this reference.

Term Note

On September 15, 2017, ICP executed a Term Note dated September 15, 2017 in favor of the Lender in the principal amount of $24,000,000.

Pursuant to the Term Note, ICP is to use the proceeds of the Term Note to refinance ICP’s existing indebtedness. ICP is to make amortizing principal payments in sixteen equal consecutive quarterly installments of $1,500,000 each until September 20, 2021, at which time the entire remaining indebtedness is due and payable.

Interest on the unpaid principal amount of the term loan accrues, pursuant to ICP’s election of the LIBOR Index Option, at a rate equal to 3.75% plus the LIBOR Index Rate.

The description of the Term Note does not purport to be complete and is qualified in its entirety by reference to the Term Note, which is filed as Exhibit 10.2 to this report and is incorporated herein by this reference.

Revolving Term Note

On September 15, 2017, ICP executed a Revolving Term Note dated September 15, 2017 in favor of the Lender in the principal amount of up to $18,000,000. The Revolving Term Note matures on September 1, 2022.

Pursuant to the Revolving Term Note, ICP is to use the proceeds of the revolving term facility to refinance ICP’s existing indebtedness and for working capital.

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The Revolving Term Note gives ICP the right, in ICP’s sole discretion, to permanently reduce from time to time the revolving term commitment in increments of $500,000 by giving the Agent ten days prior written notice.

The Revolving Term Note requires ICP to pay the Agent a nonrefundable commitment fee equal to 0.75% per annum multiplied by the average daily positive difference between the amount of (i) the revolving term commitment, minus (ii) the aggregate principal amount of all loans outstanding under the Revolving Term Note.

Interest on the unpaid principal amount of the loan accrues, pursuant to ICP’s election of the LIBOR Index Option, at a rate equal to 3.75% plus the LIBOR Index Rate.

The description of the Revolving Term Note does not purport to be complete and is qualified in its entirety by reference to the Revolving Term Note, which is filed as Exhibit 10.3 to this report and is incorporated herein by this reference.

Illinois Future Advance Real Estate Mortgage

On September 15, 2017, ICP entered into an Illinois Future Advance Real Estate Mortgage (“Real Estate Mortgage”), dated September 15, 2017 in favor of the Agent.

The Real Estate Mortgage secures all of ICP’s obligations to the Lender and the Agent, including under the Credit Agreement, Term Note and Revolving Term Note, and grants the Lender and Agent a mortgage on ICP’s real property.

The Real Estate Mortgage contains numerous customary representations, warranties, and covenants of ICP.

The description of the Real Estate Mortgage does not purport to be complete and is qualified in its entirety by reference to the Real Estate Mortgage, which is filed as Exhibit 10.4 to this report and is incorporated herein by this reference.

Security Agreement

On September 15, 2017, ICP entered into a Security Agreement dated September 15, 2017 in favor of the Agent. The Security Agreement grants the Agent a security interest in all of ICP’s personal property. The security interest secures all of ICP’s obligations to the Lender and Agent, including under the Credit Agreement, Term Note and Revolving Term Note.

The Security Agreement also contains numerous customary representations, warranties, covenants and other customary terms and conditions.

The description of the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the Security Agreement, which is filed as Exhibit 10.5 to this report and is incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)       On September 15, 2017, ICP, Lender and Agent entered into a Credit Agreement; ICP executed a Term Note and Revolving Term Note in favor of the Lender; ICP entered into an Illinois Future Advance Real Estate Mortgage in favor of the Agent; and ICP entered into a Security Agreement in favor of the Agent, all dated September 15, 2017, and all as described under Item 1.01. The disclosures contained above under Item 1.01 are incorporated herein by reference.

(b)       Not applicable.

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Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Number	Description

10.1	Credit Agreement dated September 15, 2017 by and between Illinois Corn Processing, LLC, Compeer Financial, PCA and CoBank, ACB (*)

10.2	Term Note dated September 15, 2017 by Illinois Corn Processing, LLC in favor of Compeer Financial, PCA (*)

10.3	Revolving Term Note dated September 15, 2017 by Illinois Corn Processing, LLC in favor of Compeer Financial, PCA (*)

10.4	Illinois Future Advance Real Estate Mortgage dated September 15, 2017 by Illinois Corn Processing, LLC in favor of CoBank, ACB (*)

10.5	Security Agreement dated September 15, 2017 by Illinois Corn Processing, LLC in favor of CoBank, ACB (*)
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(*)	Filed herewith. All of the agreements filed as exhibits to this report contain representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2017	PACIFIC ETHANOL, INC.

	By:	/S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright Vice President, General Counsel and Secretary

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EXHIBITS FILED WITH THIS REPORT

Number	Description

10.1	Credit Agreement dated September 15, 2017 by and between Illinois Corn Processing, LLC, Compeer Financial, PCA and CoBank, ACB

10.2	Term Note dated September 15, 2017 by Illinois Corn Processing, LLC in favor of Compeer Financial, PCA

10.3	Revolving Term Note dated September 15, 2017 by Illinois Corn Processing, LLC in favor of Compeer Financial, PCA

10.4	Illinois Future Advance Real Estate Mortgage dated September 15, 2017 by Illinois Corn Processing, LLC in favor of CoBank, ACB

10.5	Security Agreement dated September 15, 2017 by Illinois Corn Processing, LLC in favor of CoBank, ACB

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